UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2024

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 22, 2024, Invivyd, Inc. (the “Company”) issued a press release entitled “Invivyd Announces FDA Authorization for Emergency Use of PEMGARDA™ (Formerly VYD222) for Pre-exposure Prophylaxis (PrEP) of COVID-19” (the “Press Release”), which included the Company’s estimated cash and cash equivalents as of December 31, 2023. The amounts included in the Press Release are preliminary, have not been audited and are subject to change upon completion of the Company’s audited financial statements for the year ended December 31, 2023. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2023. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 8.01.	Other Events.

On March 22, 2024, the Company issued the Press Release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

On March 22, 2024, the Company issued a press release entitled “Invivyd Announces Interim Exploratory Data on VYD222 from Ongoing CANOPY Clinical Trial.” A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

On March 22, 2024, the Company posted an updated corporate presentation on its website at www.invivyd.com. A copy of the presentation is filed herewith as Exhibit 99.3 and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 22, 2024

99.2	Press Release, dated March 22, 2024

99.3	Corporate Presentation, dated March 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: March 22, 2024	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary